UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06179
                                                    -----------------

             FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
           -----------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                          -----------------

                      Date of fiscal year end: NOVEMBER 30
                                             ----------------

                   Date of reporting period: NOVEMBER 30, 2005
                                           ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND



To the Shareholders of the Flaherty & Crumrine Preferred Income Fund ("PFD"):

     During the fourth fiscal quarter of 2005 which ended on November 30, 2005, the Fund's total return on net asset value was -2.5%(1). While this result is disappointing, the return for fiscal 2005 was a much more respectable +6.1%(1). Most importantly, as the table below shows, the Fund has delivered consistently strong returns over the long run.

--------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                       FOR PERIODS ENDED NOVEMBER 30, 2005
                                                                           ONE             FIVE             TEN          LIFE OF
                                                                           YEAR           YEARS            YEARS         FUND(2)
                                                                         --------        --------        --------       --------
      Flaherty & Crumrine Preferred Income Fund .....................      6.1%            10.7%           8.6%          11.6%
      Lipper Domestic Investment Grade Bond Funds(3) ................      3.7%             7.1%           6.7%           7.6%

----------------
(1) Based on data published by Lipper Inc. in each calendar month during the relevant periods. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.
(2)  Since inception on January 31, 1991.
(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

--------------------------------------------------------------------------------
     Negative returns of the magnitude experienced during the past quarter have been rare for PFD. Of the 59 quarters since the inception of the Fund, only three have produced a return below that of this past quarter; in fact, only twelve quarters had a negative return. Of course, past performance is not a guarantee of future results.

     As we began the last fiscal quarter, long-term interest rates were hovering near their all-time lows of 4 1/4%; by quarter's end, these same rates were just below 4 3/4%. As a result, the total return (price change plus income) of the 30-year US Treasury bond for the quarter was -4.9%. During the period, the Fund's interest rate hedging strategy performed as designed by making money when long-term interest rates increased. These gains, however, did not entirely offset the decline in value of the Fund's investment portfolio, and as a result, the overall performance was still negative (please see the Question & Answer section which follows for more on the performance of the Fund's hedges).

     As we've discussed often in the past, setting the Fund's monthly dividend amount entails careful analysis based partially on some crystal ball gazing. The Board recently acted on management's recommendation to continue the current monthly dividend of $0.0905 per share. In a period when most similar funds have been forced to pare back distributions, this is a very satisfying result. While PFD is not immune to the forces affecting other funds, it has benefited from efforts to boost portfolio income through securities selection; in addition, the Fund's use of tax-benefited preferred stock as leverage has been more cost-effective than the taxable preferreds used by many other closed-end income funds because it offers some investors certain tax advantages.

     There have been some small but important changes in the Fund's investment portfolio during recent months. As can be seen from the Portfolio Overview on page 7, utilities comprise 37% of the portfolio. This figure was 41% as recently as six months ago. The drop reflects the fact that several utilities have redeemed preferred shares and these have not been replaced with new issues. A similar redemption trend is occurring in the banking industry, though we have had more success finding suitable replacement issues within that universe.

     The Fund must normally have at least 25% of its assets invested in each of the utility and banking industries, so we are focusing on these shrinking universes of preferreds. Historically, preferred stock has been a standard form of financing for utility and banking companies. In recent years, changes in the regulatory environment, industry consolidation, limited capital expenditure, and the repeal of certain federal laws, have all led to the reduction in the size of these preferred universes. While these changes have been generally positive for the Fund's investments, the long-term trend may present challenges in finding enough suitable utility and banking preferreds.

     A number of insurance companies issued new preferred securities to replenish capital after one of the worst hurricane seasons on record. While many of these new issues didn't meet our credit standards, we identified several attractive issues and made meaningful additions to the portfolio. We also added positions in new preferred securities issues of several high quality companies in the financial services industry. Among the recent additions are Goldman Sachs, Merrill Lynch and HSBC, which joined our existing holdings of Lehman Brothers.

     Recently, an innovative twist on an old preferred structure has produced a new type of preferred security. In classic Wall Street tradition, the bankers can't agree on what to call them; for now, we'll use the first coined acronym "ECAPS (SM)," which stands for "Enhanced Capital Advantage Preferred Security." These new issues combine a variety of terms and covenants to create a security that captures some important characteristics of both debt and equity. As a result, the issues are considered "equity-like" by the rating agencies, yet the interest paid on the issue is deductible by the issuer as interest expense for tax purposes (both critical factors in a company's cost of capital). Please see the Q&A section for more on ECAPS (SM) and their impact on the Fund.

     Perhaps because so many income-oriented closed-end funds have cut their dividend amounts, the market prices of most of those funds have fallen relative to their net asset values. On August 31, 2005, the market price of PFD was 11.4% above the NAV; as of this writing, the premium was 8.2%. We've often said that in a perfect world the market price would closely track the NAV of the Fund, but this is rarely the case. In fact, at present, PFD is one of a handful of similar funds where the market price is above the NAV. We appreciate the market's vote of confidence, and will continue to do our very best to justify it. Nonetheless, investors in closed-end funds should always have a long-term investment horizon and stay focused on the NAV performance.

     We  hope   investors   will  take   advantage   of  the   Fund's   website,
WWW.PREFERREDINCOME.COM. It contains a wide range of useful and up-to-date information about the Fund.

     Sincerely,

     /S/DONALD F. CRUMRINE                                 /S/ROBERT M. ETTINGER
     Donald F. Crumrine                                    Robert M. Ettinger
     Chairman of the Board                                 President

     January 20, 2006

                               QUESTIONS & ANSWERS

WHY HAS THE MARKET PRICE OF THE FUND'S SHARES BEEN FALLING?

     Shareholders are understandably concerned about the recent decline in the price of the Fund's shares. While our focus is primarily on managing the Fund, we realize that an investor's actual return is comprised of the monthly dividend payments plus changes in the market price of the Fund. During the fourth fiscal quarter, the Fund's total return on MARKET VALUE was -6.2%. For all of fiscal 2005, the return was +0.7%. Over the life of the Fund, the return was +11.6%.

     We've often said that in a perfect world the market price would closely track the net asset value; however, as seen in the chart below, in the real world the deviations can be large. In our experience, periods of large price drops have displayed similar patterns. Usually some catalyst sets off a bit of selling which in turn leads to a cycle of stop-loss triggers and a "sell now, ask questions later" mood among investors. The triggers this time could potentially be explained by rising short-term interest rates, year-end tax selling, and competition from new closed-end fund offerings.

     For additional information about the premiums and discounts, please see the
"Frequently    Asked    Questions"    section   of   the   Fund's   website   at
WWW.PREFERREDINCOME.COM.

--------------------------------------------------------------------------------
                 FLAHERTY & CRUMRINE PREFERRED INCOME FUND (PFD)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/05

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
12/28/90
1/4/91
1/11/91
1/18/91
1/25/91
2/1/91
2/8/91   0.0842
2/15/91  0.0438
2/22/91  0.0395
3/1/91   0.0424
3/8/91   0.0183
3/15/91  0.0151
3/22/91  0.0201
3/29/91  0.023
4/5/91   0.0149
4/12/91  0.0196
4/19/91  0.0314
4/26/91  0.0268
5/3/91   0.023
5/10/91  0.0199
5/17/91  0.0146
5/24/91  0.0219
5/31/91  0.051
6/7/91   0.0423
6/14/91  0.0417
6/21/91  0.0536
6/28/91  0.0659
7/5/91   0.0726
7/12/91  0.0659
7/19/91  0.0643
7/26/91  0.0549
8/2/91   0.0678
8/9/91   0.054
8/16/91  0.0449
8/23/91  0.0648
8/30/91  0.0314
9/6/91   0.057
9/13/91  0.0883
9/20/91  0.0651
9/27/91  0.0682
10/4/91  0.0764
10/11/91 0.0745
10/18/91 0.0719
10/25/91 0.0662
11/1/91  0.0693
11/8/91  0.0827
11/15/91 0.0801
11/22/91 0.065
11/29/91 0.0807
12/6/91  0.0716
12/13/91 0.0791
12/20/91 0.0839
12/27/91 0.1136
1/3/92   0.1091
1/10/92  0.1116
1/17/92  0.0978
1/24/92  0.0912
1/31/92  0.0417
2/7/92   0.0478
2/14/92  0.0613
2/21/92  0.0417
2/28/92  0.0381
3/6/92   0.0339
3/13/92  0.0447
3/20/92  0.0387
3/27/92  0.0327
4/3/92   0.0357
4/10/92  0.0452
4/17/92  0.0464
4/24/92  0.0423
5/1/92   0.0523
5/8/92   0.0382
5/15/92  0.0347
5/22/92  0.0083
5/29/92  0.0039
6/5/92   0.0302
6/12/92  0.0239
6/19/92  0.0227
6/26/92  0.0491
7/3/92   0.0491
7/10/92  0.0593
7/17/92  0.057
7/24/92  0.0712
7/31/92  0.058
8/7/92   0.0601
8/14/92  0.0389
8/21/92  0.0306
8/28/92  0.025
9/4/92   0.0228
9/11/92  0.0356
9/18/92  0.0489
9/25/92  0.0339
10/2/92  0.065
10/9/92  0.0417
10/16/92 0.0417
10/23/92 0.0378
10/30/92 0.0707
11/6/92  0.0378
11/13/92 0.059
11/20/92 0.0349
11/27/92 0.0506
12/4/92  0.068
12/11/92 0.0601
12/18/92 0.0582
12/25/92 0.0618
1/1/93   0.0739
1/8/93   0.0987
1/15/93  0.1145
1/22/93  0.1021
1/29/93  0.076
2/5/93   0.053
2/12/93  0.0452
2/19/93  0.0434
2/26/93  0.0628
3/5/93   0.0909
3/12/93  0.0538
3/19/93  0.0248
3/26/93  0.0638
4/2/93   0.0806
4/9/93   0.0764
4/16/93  0.0671
4/23/93  0.0764
4/30/93  0.0677
5/7/93   0.0918
5/14/93  0.0779
5/21/93  0.07
5/28/93  0.074
6/4/93   0.0497
6/11/93  0.0388
6/18/93  0.056
6/25/93  0.0703
7/2/93   0.0451
7/9/93   0.0541
7/16/93  0.049
7/23/93  0.0576
7/30/93  0.0598
8/6/93   0.079
8/13/93  0.0484
8/20/93  0.0377
8/27/93  0.0434
9/3/93   0.045
9/10/93  0.0361
9/17/93  0.0467
9/24/93  0.0321
10/1/93  0.0293
10/8/93  0.011
10/15/93 0.0173
10/22/93 0.0048
10/29/93 -0.0075
11/5/93  0.0095
11/12/93 0.0019
11/19/93 -0.0316
11/26/93 0.003
12/3/93  -0.0175
12/10/93 -0.0103
12/17/93 0.0323
12/24/93 -0.0051
12/31/93 -0.0287
1/7/94   0.0093
1/14/94  0.0149
1/21/94  -0.0126
1/28/94  -0.0316
2/4/94   -0.0196
2/11/94  -0.0224
2/18/94  -0.0741
2/25/94  -0.0539
3/4/94   -0.0092
3/11/94  -0.027
3/18/94  -0.0379
3/25/94  -0.0505
4/1/94   -0.0466
4/8/94   -0.0713
4/15/94  -0.0596
4/22/94  -0.0598
4/29/94  -0.0863
5/6/94   -0.0581
5/13/94  -0.0635
5/20/94  -0.0409
5/27/94  -0.0397
6/3/94   -0.0289
6/10/94  0.0146
6/17/94  -0.0037
6/24/94  0.0175
7/1/94   0.0006
7/8/94   0.0299
7/15/94  0.0188
7/22/94  -0.0084
7/29/94  -0.0082
8/5/94   -0.0161
8/12/94  -0.0215
8/19/94  -0.0263
8/26/94  -0.0439
9/2/94   -0.0379
9/9/94   -0.0232
9/16/94  -0.0293
9/23/94  -0.0273
9/30/94  -0.0565
10/7/94  -0.1141
10/14/94 -0.1089
10/21/94 -0.1416
10/28/94 -0.0732
11/4/94  -0.0783
11/11/94 -0.0912
11/18/94 -0.0951
11/25/94 -0.0788
12/2/94  -0.0593
12/9/94  -0.0508
12/16/94 -0.0554
12/23/94 -0.0822
12/30/94 -0.0836
1/6/95   -0.0201
1/13/95  -0.0134
1/20/95  -0.0525
1/27/95  -0.0697
2/3/95   0.0061
2/10/95  -0.0289
2/17/95  -0.0419
2/24/95  -0.0004
3/3/95   0.0035
3/10/95  -0.0445
3/17/95  -0.0666
3/24/95  -0.0568
3/31/95  -0.029
4/7/95   -0.0256
4/14/95  -0.0217
4/21/95  -0.0439
4/28/95  -0.0271
5/5/95   -0.0398
5/12/95  -0.0178
5/19/95  -0.041
5/26/95  -0.087
6/2/95   -0.0259
6/9/95   -0.0608
6/16/95  -0.0759
6/23/95  -0.0884
6/30/95  -0.0753
7/7/95   -0.0844
7/14/95  -0.0995
7/21/95  -0.0976
7/28/95  -0.0917
8/4/95   -0.0888
8/11/95  -0.0935
8/18/95  -0.0942
8/25/95  -0.0832
9/1/95   -0.0698
9/8/95   -0.0816
9/15/95  -0.0968
9/22/95  -0.0978
9/29/95  -0.0816
10/6/95  -0.0974
10/13/95 -0.1094
10/20/95 -0.1048
10/27/95 -0.121
11/3/95  -0.1151
11/10/95 -0.1146
11/17/95 -0.1117
11/24/95 -0.1043
12/1/95  -0.1071
12/8/95  -0.1192
12/15/95 -0.1244
12/22/95 -0.1337
12/29/95 -0.1313
1/5/96   -0.1365
1/12/96  -0.1354
1/19/96  -0.1379
1/26/96  -0.1251
2/2/96   -0.1244
2/9/96   -0.1238
2/16/96  -0.136
2/23/96  -0.1281
3/1/96   -0.1118
3/8/96   -0.1332
3/15/96  -0.1521
3/22/96  -0.1564
3/29/96  -0.1464
4/5/96   -0.1343
4/12/96  -0.1477
4/19/96  -0.1402
4/26/96  -0.1488
5/3/96   -0.1477
5/10/96  -0.1452
5/17/96  -0.1363
5/24/96  -0.1432
5/31/96  -0.1111
6/7/96   -0.118
6/14/96  -0.1003
6/21/96  -0.1129
6/28/96  -0.1049
7/5/96   -0.095
7/12/96  -0.098
7/19/96  -0.1071
7/26/96  -0.1077
8/2/96   -0.1105
8/9/96   -0.0574
8/16/96  -0.0714
8/23/96  -0.0705
8/30/96  -0.0669
9/6/96   -0.0824
9/13/96  -0.0756
9/20/96  -0.1186
9/27/96  -0.1106
10/4/96  -0.0861
10/11/96 -0.0941
10/18/96 -0.1077
10/25/96 -0.0858
11/1/96  -0.0778
11/8/96  -0.0831
11/15/96 -0.0833
11/22/96 -0.0653
11/29/96 -0.0606
12/6/96  -0.0667
12/13/96 -0.0831
12/20/96 -0.0749
12/27/96 -0.075
1/3/97   -0.0242
1/10/97  -0.0291
1/17/97  -0.0465
1/24/97  -0.041
1/31/97  -0.0459
2/7/97   -0.0675
2/14/97  -0.0544
2/21/97  -0.0539
2/28/97  -0.055
3/7/97   -0.0584
3/14/97  -0.0637
3/21/97  -0.0752
3/28/97  -0.0584
4/4/97   -0.0627
4/11/97  -0.0881
4/18/97  -0.0976
4/25/97  -0.0852
5/2/97   -0.0451
5/9/97   -0.0578
5/16/97  -0.0529
5/23/97  -0.0554
5/30/97  -0.0541
6/6/97   -0.051
6/13/97  -0.0486
6/20/97  -0.0486
6/27/97  -0.0429
7/4/97   -0.0308
7/11/97  -0.0537
7/18/97  -0.0583
7/25/97  -0.0519
8/1/97   -0.0498
8/8/97   -0.0583
8/15/97  -0.0708
8/22/97  -0.0739
8/29/97  -0.0469
9/5/97   -0.0595
9/12/97  -0.0623
9/19/97  -0.0651
9/26/97  -0.0604
10/3/97  -0.0299
10/10/97 -0.0385
10/17/97 -0.0477
10/24/97 -0.0558
10/31/97 -0.0517
11/7/97  -0.0425
11/14/97 -0.0554
11/21/97 -0.067
11/28/97 -0.0313
12/5/97  -0.0431
12/12/97 -0.0519
12/19/97 -0.0632
12/26/97 -0.0621
1/2/98   -0.009
1/9/98   -0.0211
1/16/98  -0.0012
1/23/98  -0.0431
1/30/98  -0.0358
2/6/98   -0.0364
2/13/98  -0.0474
2/20/98  -0.0466
2/27/98  -0.0446
3/6/98   -0.048
3/13/98  -0.0595
3/20/98  -0.0437
3/27/98  -0.0518
4/3/98   -0.0645
4/10/98  -0.0509
4/17/98  -0.058
4/24/98  -0.0663
5/1/98   -0.0422
5/8/98   -0.0589
5/15/98  -0.0681
5/22/98  -0.0702
5/29/98  -0.0496
6/5/98   -0.0556
6/12/98  -0.0586
6/19/98  -0.0599
6/26/98  -0.0479
7/3/98   -0.0496
7/10/98  -0.0558
7/17/98  -0.0565
7/24/98  -0.0645
7/31/98  -0.0503
8/7/98   -0.0614
8/14/98  -0.0779
8/21/98  -0.075
8/28/98  -0.0448
9/4/98   -0.0448
9/11/98  -0.0379
9/18/98  -0.0326
9/25/98  -0.0367
10/2/98  -0.0379
10/9/98  -0.0249
10/16/98 -0.0228
10/23/98 -0.0117
10/30/98 -0.0091
11/6/98  -0.014
11/13/98 -0.0423
11/20/98 -0.0394
11/27/98 -0.0267
12/4/98  -0.0373
12/11/98 -0.0212
12/18/98 -0.0355
12/25/98 -0.0127
1/1/99   -0.0106
1/8/99   -0.0182
1/15/99  -0.0372
1/22/99  -0.0557
1/29/99  -0.0557
2/5/99   -0.0536
2/12/99  -0.0687
2/19/99  -0.0647
2/26/99  -0.1014
3/5/99   -0.0826
3/12/99  -0.0747
3/19/99  -0.0935
3/26/99  -0.106
4/2/99   -0.0802
4/9/99   -0.0969
4/16/99  -0.1003
4/23/99  -0.0957
4/30/99  -0.0946
5/7/99   -0.0962
5/14/99  -0.0928
5/21/99  -0.1146
5/28/99  -0.1048
6/4/99   -0.1014
6/11/99  -0.0991
6/18/99  -0.0927
6/25/99  -0.1031
7/2/99   -0.0979
7/9/99   -0.0938
7/16/99  -0.1037
7/23/99  -0.0747
7/30/99  -0.0751
8/6/99   -0.0792
8/13/99  -0.0963
8/20/99  -0.0946
8/27/99  -0.0911
9/3/99   -0.1071
9/10/99  -0.0892
9/17/99  -0.1065
9/24/99  -0.0788
10/1/99  -0.0703
10/8/99  -0.0727
10/15/99 -0.1442
10/22/99 -0.1279
10/29/99 -0.1431
11/5/99  -0.1368
11/12/99 -0.1373
11/19/99 -0.1078
11/26/99 -0.1207
12/3/99  -0.1115
12/10/99 -0.1164
12/17/99 -0.1277
12/24/99 -0.1624
12/31/99 -0.1084
1/7/00   -0.0771
1/14/00  -0.0451
1/21/00  -0.1203
1/28/00  -0.1392
2/4/00   -0.0511
2/11/00  -0.0641
2/18/00  -0.0872
2/25/00  -0.0812
3/3/00   -0.0585
3/10/00  -0.0526
3/17/00  -0.0706
3/24/00  -0.1058
3/31/00  -0.1052
4/7/00   -0.0782
4/14/00  -0.0904
4/21/00  -0.0868
4/28/00  -0.0757
5/5/00   -0.0591
5/12/00  -0.0608
5/19/00  -0.0438
5/26/00  -0.0407
6/2/00   -0.0482
6/9/00   -0.0639
6/16/00  -0.067
6/23/00  -0.0678
6/30/00  -0.08
7/7/00   -0.0807
7/14/00  -0.0755
7/21/00  -0.0842
7/28/00  -0.0816
8/4/00   -0.0851
8/11/00  -0.0865
8/18/00  -0.0672
8/25/00  -0.0851
9/1/00   -0.0681
9/8/00   -0.0794
9/15/00  -0.0858
9/22/00  -0.0905
9/29/00  -0.1071
10/6/00  -0.0866
10/13/00 -0.0872
10/20/00 -0.0845
10/27/00 -0.0695
11/3/00  -0.0571
11/10/00 -0.0734
11/17/00 -0.0991
11/24/00 -0.1379
12/1/00  -0.0864
12/8/00  -0.0877
12/15/00 -0.1171
12/22/00 -0.0939
12/29/00 -0.0965
1/5/01   -0.0328
1/12/01  0.0028
1/19/01  -0.0285
1/26/01  -0.036
2/2/01   -0.0414
2/9/01   -0.029
2/16/01  -0.0314
2/23/01  -0.0321
3/2/01   0.0007
3/9/01   -0.0517
3/16/01  -0.0586
3/23/01  -0.0288
3/30/01  -0.0203
4/6/01   -0.0094
4/13/01  0.0117
4/20/01  -0.0229
4/27/01  -0.0088
5/4/01   0.0072
5/11/01  -0.0146
5/18/01  0.0029
5/25/01  -0.016
6/1/01   0.018
6/8/01   -0.0215
6/15/01  -0.0405
6/22/01  -0.0503
6/29/01  -0.0258
7/6/01   0.0064
7/13/01  -0.041
7/20/01  0.0021
7/27/01  0.0308
8/3/01   -0.0175
8/10/01  -0.0473
8/17/01  -0.0282
8/24/01  -0.0221
8/31/01  -0.0475
9/7/01   -0.0007
9/14/01  -0.0007
9/21/01  -0.0173
9/28/01  -0.012
10/5/01  0.0069
10/12/01 0.023
10/19/01 -0.009
10/26/01 0.0275
11/2/01  0.0089
11/9/01  0.0034
11/16/01 0.0178
11/23/01 0.022
11/30/01 -0.0096
12/7/01  0.0138
12/14/01 0.0152
12/21/01 0.043
12/28/01 0.0271
1/4/02   0.0437
1/11/02  0.0323
1/18/02  0.0447
1/25/02  0.0608
2/1/02   0.0754
2/8/02   0.0924
2/15/02  0.0755
2/22/02  0.1158
3/1/02   0.1186
3/8/02   0.0395
3/15/02  0.0437
3/22/02  0.0212
3/29/02  0.0212
4/5/02   0.0246
4/12/02  0.0423
4/19/02  0.0539
4/26/02  0.0312
5/3/02   0.0468
5/10/02  0.0408
5/17/02  0.0434
5/24/02  0.0542
5/31/02  0.0543
6/7/02   0.0704
6/14/02  0.0505
6/21/02  0.0478
6/28/02  0.087
7/5/02   0.0691
7/12/02  0.0545
7/19/02  0.1276
7/26/02  0.1241
8/2/02   0.1051
8/9/02   0.0865
8/16/02  0.1032
8/23/02  0.1103
8/30/02  0.1209
9/6/02   0.1169
9/13/02  0.0972
9/20/02  0.0948
9/27/02  0.0932
10/4/02  0.111
10/11/02 0.1724
10/18/02 0.0412
10/25/02 0.0914
11/1/02  0.0724
11/8/02  0.1039
11/15/02 0.1113
11/22/02 0.055
11/29/02 0.1005
12/6/02  0.1217
12/13/02 0.0917
12/20/02 0.1085
12/27/02 0.1129
1/3/03   0.1149
1/10/03  0.0859
1/17/03  0.1459
1/24/03  0.1461
1/31/03  0.1557
2/7/03   0.1483
2/14/03  0.1544
2/21/03  0.145
2/28/03  0.1285
3/7/03   0.1442
3/14/03  0.1508
3/21/03  0.1146
3/28/03  0.1098
4/4/03   0.1478
4/11/03  0.1382
4/18/03  0.1384
4/25/03  0.1251
5/2/03   0.0749
5/9/03   0.0459
5/16/03  0.0373
5/23/03  0.0371
5/30/03  0.0701
6/6/03   0.0286
6/13/03  0.0336
6/20/03  0.0453
6/27/03  0.0483
7/4/03   0.0605
7/11/03  0.0217
7/18/03  0.009
7/25/03  0.002
8/1/03   -0.0282
8/8/03   -0.0206
8/15/03  -0.023
8/22/03  -0.0148
8/29/03  -0.0019
9/5/03   0.0026
9/12/03  -0.0051
9/19/03  -0.0151
9/26/03  -0.0393
10/3/03  -0.0233
10/10/03 -0.0196
10/17/03 -0.0309
10/24/03 -0.022
10/31/03 0.0314
11/7/03  0.0076
11/14/03 0.0413
11/21/03 0.0882
11/28/03 0.1136
12/5/03  0.1202
12/12/03 0.1321
12/19/03 0.1348
12/26/03 0.1471
1/2/04   0.155
1/9/04   0.1432
1/16/04  0.1418
1/23/04  0.1599
1/30/04  0.1306
2/6/04   0.134
2/13/04  0.1366
2/20/04  0.1633
2/27/04  0.1588
3/5/04   0.1749
3/12/04  0.169
3/19/04  0.1859
3/26/04  0.2086
4/2/04   0.181
4/9/04   0.0637
4/16/04  0.0453
4/23/04  0.0119
4/30/04  0.0107
5/7/04   -0.0108
5/14/04  0.0206
5/21/04  0.0682
5/28/04  0.1405
6/4/04   0.118
6/11/04  0.1393
6/18/04  0.1446
6/25/04  0.1479
7/2/04   0.139
7/9/04   0.1269
7/16/04  0.1148
7/23/04  0.1175
7/30/04  0.0982
8/6/04   0.1063
8/13/04  0.1201
8/20/04  0.1635
8/27/04  0.1613
9/3/04   0.1708
9/10/04  0.1722
9/17/04  0.1653
9/24/04  0.1349
10/1/04  0.1391
10/8/04  0.1691
10/15/04 0.1668
10/22/04 0.1718
10/29/04 0.1626
11/5/04  0.1553
11/12/04 0.1617
11/19/04 0.1706
11/26/04 0.1659
12/3/04  0.098
12/10/04 0.0919
12/17/04 0.1169
12/24/04 0.1499
12/31/04 0.1485
1/7/05   0.1541
1/14/05  0.1296
1/21/05  0.1385
1/28/05  0.1461
2/4/05   0.1303
2/11/05  0.1475
2/18/05  0.1687
2/25/05  0.1578
3/4/05   0.13
3/11/05  0.1076
3/18/05  0.0069
3/25/05  -0.0114
4/1/05   0.0025
4/8/05   0.0214
4/15/05  0.0206
4/22/05  0.0056
4/29/05  0.0449
5/6/05   0.0592
5/13/05  0.0462
5/20/05  0.0477
5/27/05  0.047
6/3/05   0.0546
6/10/05  0.0631
6/17/05  0.0377
6/24/05  0.0456
7/1/05   0.0848
7/8/05   0.1081
7/15/05  0.1289
7/22/05  0.1312
7/29/05  0.1009
8/5/05   0.1136
8/12/05  0.1132
8/19/05  0.1237
8/26/05  0.1152
9/2/05   0.1153
9/9/05   0.1387
9/16/05  0.1465
9/23/05  0.1068
9/30/05  0.0504
10/7/05  0.0924
10/14/05 0.0507
10/21/05 0.0378
10/28/05 0.0252
11/4/05  0.0262
11/11/05 0.0502
11/18/05 0.0698
11/25/05 0.0885
12/2/05  0.0479
12/9/05  0.0603
12/16/05 0.047
12/23/05 0.0461
12/30/05 0.0462

ARE THERE ANY FEDERAL TAX ADVANTAGES TO THE DISTRIBUTIONS MADE BY THE FUND IN 2005?

     Yes. In 2005, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a 15% or 5% rate (depending on an individual's income) instead of the individual's ordinary income tax rate. In calendar year 2005, 83.67% of the distributions made by the Fund were eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 17.1% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, for an individual in the 28% tax bracket, in calendar year 2005, the before-tax 6.4% yield on net asset value of the Fund was approximately equivalent to a 7.3% yield on net asset value of a traditional corporate bond fund.

     Corporate shareholders also receive a federal tax benefit from the 81.70% of the distributions which were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember the composition of the portfolio and the income distributions can change from one year to the next, and the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE OVER THE PAST YEAR?

     One technique to better understand the Fund's net asset value (NAV) performance is to begin with the Fund's total return on its investment portfolio, and progressively adjust for the impact of hedging, expenses and leverage to arrive at total return based on NAV (which factors in all of these items). During fiscal 2005, the Fund's unhedged portfolio returned 8.2%. Although the hedge made money during the 4th fiscal quarter, it was a drag on performance over the full year as the hedged portfolio's return before the impact of expenses and leverage declined to 6.1%. However, the favorable impact of leverage served to offset expenses during the year as the Fund's total return on NAV was 6.1%, equal to the return on the Fund's hedged investment portfolio.

HOW DID THE INTEREST RATE HEDGE PERFORM OVER THE PAST YEAR?

     As discussed above, with the exception of the 4th fiscal quarter, the Fund's interest rate hedge was a drag on performance over the full fiscal year. From November 30, 2004 through August 31, 2005, long-term US Treasury yields declined by approximately 0.75%. As a result, on a monthly basis the hedge rarely broke even over this period. While these results are not favorable when reviewed in hindsight, hedging the portfolio against significant increases in long-term interest rates has been, and will continue to be, a fundamental part of the Fund's investment strategy. The hedging strategy is designed so that the Fund's shareholders effectively pay an "insurance premium" to help protect the Fund's NAV against a significant increase in long-term interest rates. Moreover, if interest rates rise significantly over a short period of time, the Fund's hedging strategy may result in realized gains, the reinvestment of which might also permit the Fund to increase its dividend rate.

     Beginning in early September, long-term interest rates finally started to track the increases in the short end of the yield curve, and the hedge results for the 4th fiscal quarter were accordingly positive. Even in this environment of increasing interest rates, the hedge wasn't perfect. It has always been designed as a "safety net" (to help control the cost of hedging), which means that the Fund must absorb some loss before the hedge protection fully engages. However, from that point forward, the hedge is designed to provide significant protection if interest rates continue to rise.

HOW HAS THE CURRENT INTEREST RATE ENVIRONMENT AFFECTED THE FUND?

     The recent interest rate environment has been unusual and challenging for managing a hedged, leveraged preferred fund. Its most unusual feature is that long-term Treasury yields have actually fallen slightly since the Federal Reserve began raising the short-term federal funds rate (by a cumulative 3.25%) in June 2004. This "bull flattening" of the yield curve has simultaneously reduced the incremental return that the Fund earns on its leverage and generated losses on its hedges. Historically when the Fed has tightened monetary policy, long-term interest rates have risen along with short-term rates, producing gains on the hedge which could be used - at least in part - to purchase securities and thereby increase income on the portfolio. At the same time, corporate issuers generally have reduced debt and preferreds relative to equity over the past several years, causing the incremental yield on those securities to decline relative to Treasuries. This put additional pressure on the Fund's ability to generate income.

     Looking ahead, we see the environment improving. Corporate demand for debt and preferred financing is picking up, new security structures are broadening the appeal of preferred financing, and the incremental yields offered by these securities have increased as a result. Recently, long-term interest rates have increased along with short-term rates, and the Fund's hedges have generated gains. Finally, although a flatter yield curve has reduced the incremental income generated by the Fund's leverage, it also has reduced the cost of hedging.

HOW WOULD AN "INVERTED YIELD CURVE" IMPACT THE FUND?

     An inverted yield curve, where short-term rates are above long-term rates, would affect the Fund in three ways. First, an inverted yield curve would increase the cost of the Fund's leverage relative to the return the Fund earns on long-maturity assets. In fact, if the yield curve were to invert by a large amount, it's possible that the leverage costs could exceed the current return on the preferred securities in the Fund's portfolio. (Although the yield curve may invert, we don't think that a large inversion is likely.) These higher leverage costs would reduce the incremental return earned on the roughly one-third of the portfolio that is financed by the Fund's leverage.

     Second, an inverted yield curve would reduce the cost of hedging on 100% of the portfolio. That is because the long-term cost of hedging is directly affected by the slope of the yield curve. When the yield curve is steep - as it has been for most of the past four years - hedging tends to be expensive, because the market charges hedgers the difference between long- and short-term yields. If the yield curve inverts, however, hedgers earn the difference between short- and long-term yields.

     Third, how the yield curve inverts is also important to the Fund. On one hand, if the yield curve inverts with short rates rising and long rates falling, leverage costs rise while the hedge loses money (although less than it would have if the curve were steep, because the initial hedge cost is lower when the curve is inverted). This is essentially a continuation of the scenario that played out from June 2004 through August 2005, and it's a scenario that we believe has run its course. On the other hand, if the yield curve inverts with both short- and long-term rates rising, the hedge gains can be used to offset some portion of the higher leverage costs; how much depends upon how far and how quickly long-term rates increase.

     As we have explained in the past, the first two effects tend to generally offset each other over time in total return, with the higher cost of leverage reducing income and the lower cost of hedging improving NAV. But how those effects play out in any given quarter or year depends upon the third factor: How rates actually move.

WHAT ARE ECAPS (SM)?

     Enhanced Capital Advantage Preferred Securities, or ECAPS (SM), represent the latest evolution of hybrid preferred securities. Like other hybrid preferred securities, ECAPS (SM) pay interest (as opposed to the dividends paid on perpetual preferred stock) which is taxed as ordinary income for most investors. By combining certain elements of debt and equity financing, issuers of ECAPS are able to capture some key advantages of each in a single security. The result has been a dream of Wall Street for years - a true "hybrid" security.

     Of course, this is not the first time Wall Street engineers thought they discovered the magic combination. In the latter part of 1993, Monthly Income Preferred Securities, or "MIPS (SM)", were created with similar promise and fanfare. As the MIPS (SM) structure grew in popularity (not to mention acronyms), the credit rating agencies increasingly began to treat such issues as debt when assessing an issuer's credit strength. ECAPS (SM) are designed to specifically address the concerns of the rating agencies. Time will tell if the structure can deliver on all its promises; for now, however, we expect to see substantial new issuance of this type of security. As of this writing, there have been ten such issues totaling $4.7 billion from seven different issuers.

HOW MIGHT ECAPSSM IMPACT THE FUND?

     In the future, ECAPS (SM) could affect the Fund in several ways. This segment appears poised to grow quickly, and could potentially surpass other preferred structures in size.

     Companies that have preferred securities currently outstanding (either traditional preferred stock or older types of hybrid preferred) will certainly CONSIDER redeeming and replacing them with ECAPS (SM), since the new structure may provide issuers some important advantages. If this trend does develop, some of the positions in the Fund may have to be replaced.

     We also anticipate issuance from companies that haven't issued preferred securities in the past. A larger universe of issuers is good for the Fund. Not only would it allow greater diversification, but the likelihood of us finding price anomalies or misunderstood credit risks should increase.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OVERVIEW
NOVEMBER 30, 2005 (UNAUDITED)
------------------------------------------------------

FUND STATISTICS ON 11/30/05
--------------------------------------------------
Net Asset Value               $      15.26

Market Price                  $      16.44

Premium                               7.73%

Yield on Market Price                 6.61%

Common Shares
Outstanding                     10,372,742



INDUSTRY CATEGORIES                    % OF PORTFOLIO
-----------------------------------------------------
Utilities                                      37%
Banks                                          27%
Insurance                                      12%
Financial
Services                                       12%
Oil and Gas                                     5%
Other                                           5%
REITs                                           2%


MOODY'S RATINGS             % OF PORTFOLIO
------------------------------------------
AAA                                   1.3%
AA                                    5.0%
A                                    23.7%
BBB                                  44.0%
BB                                   14.8%
Not Rated                             9.1%
------------------------------------------
Below Investment Grade*              15.9%
* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
  S&P.

                                              % OF
TOP 10 HOLDINGS BY ISSUER                   PORTFOLIO
-----------------------------------------------------
Interstate Power                              5.4%
Lehman Brothers                               4.3%
Alabama Power                                 3.7%
North Fork Bancorporation                     3.6%
HSBC                                          3.4%
Principal Financial Group                     3.1%
SLM Corporation                               3.1%
Xcel Energy                                   3.0%
Cobank                                        2.8%
EOG Resources                                 2.7%





                                                                                                     % OF PORTFOLIO**
---------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                         74%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)                     71%
---------------------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2005 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2005
------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------

PREFERRED SECURITIES -- 95.6%
               BANKING -- 26.5%
---------------------------------------------------------------------------------------------------------------------
               ABN AMRO North America, Inc.:
       3,625     6.46% Pfd., 144A****...........................................................   $      3,687,024*
       1,000     6.59% Pfd., 144A****...........................................................          1,014,430*
      54,700   BAC Capital Trust I, 7.00% Pfd. 12/15/31.........................................          1,404,149
         400   BancWest Capital I, 9.50% Pfd. 12/01/30..........................................             10,018(1)
$    750,000   Barnett Capital II, 7.95% 12/01/26 Capital Security..............................            799,654
$  1,500,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security..................          1,598,437(1)
$    250,000   Chase Capital I, 7.67% 12/01/26 Capital Security.................................            265,076
               Citigroup, Inc.:
       9,876     6.213% Pfd., Series G..........................................................            496,220*
      26,200     6.231% Pfd., Series H..........................................................          1,316,157*
      65,350     6.365% Pfd., Series F..........................................................          3,295,927*
               Cobank, ACB:
      50,000     7.00% Pfd., 144A****...........................................................          2,615,750*
      75,000     Adj. Rate Pfd., 144A****.......................................................          4,066,125*
$    500,000   Comerica (Imperial) Capital Trust I, 9.98% 12/31/26 Capital Security, Series B...            558,010
       4,500   FBOP Corporation, Adj. Rate Pfd., 144A****.......................................          4,477,500*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B.............          2,437,740(1)
               First Republic Bank:
     200,000     6.25% Pfd......................................................................          4,678,000*
      10,000     6.70% Pfd......................................................................            250,550*
$  1,500,000   First Union Capital II, 7.95% 11/15/29 Capital Security..........................          1,850,797
$  1,820,000   First Union Institutional Capital II, 7.85% 01/01/27 Capital Security............          1,936,398
$  7,820,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security......................          8,574,044
$  2,500,000   HBOS Capital Funding LP, 6.85% Pfd...............................................          2,502,575(1)
       5,000   HSBC II, Variable Inverse Pfd., Pvt..............................................          5,306,250*
       8,580   J.P. Morgan Chase & Co., 6.625% Pfd., Series H...................................            436,679*
$  2,000,000   Keycorp Capital VII, 5.70% 06/15/35 Capital Security.............................          1,875,160
$    270,000   Keycorp Institutional Capital B, 8.25% 12/15/26 Capital Security.................            287,611
$    674,000   NB Capital Trust II, 7.83% 12/15/26 Capital Security.............................            716,411
      16,000   PFGI Capital Corporation, 7.75% Pfd..............................................            430,800
$  1,700,000   RBS Capital Trust B, 6.80% Pfd...................................................          1,704,063**(1)
      16,500   Regions Financial Trust I, 8.00% Pfd.............................................            420,915
$  2,635,000   Republic New York Capital II, 7.53% 12/04/26 Capital Security....................          2,786,736(1)
          10   Roslyn Real Estate, 8.95% Pfd., Pvt., Series C, 144A****.........................          1,099,758
       7,500   Wachovia Preferred Funding, 7.25% Pfd., Series A.................................            205,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                         63,104,164
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.
                                       8

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
                          ------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- 12.3%
---------------------------------------------------------------------------------------------------------------------
      10,000   Bear Stearns Company, 5.72% Pfd., Series F.......................................   $        475,150*
     175,000   CIT Group, Inc., 6.35% Pfd., Series A............................................          4,364,500*
      50,000   Fannie Mae, 4.75% Pfd., Series M.................................................          1,986,000*
               Freddie Mac:
      17,825     5.00% Pfd., Series F...........................................................            748,115*
      28,350     5.30% Pfd......................................................................          1,261,150*
     123,500   Goldman Sachs Group, Inc., 6.20% Pfd., Series B..................................          3,077,620*
               Lehman Brothers Holdings, Inc.:
      48,280     5.67% Pfd., Series D...........................................................          2,271,574*
     154,475     5.94% Pfd., Series C...........................................................          7,538,380*
      15,000     6.50% Pfd., Series F...........................................................            381,750*
     136,855   SLM Corporation, 6.97% Pfd., Series A............................................          7,299,846*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         29,404,085
                                                                                                   ----------------
               INSURANCE -- 12.4%
---------------------------------------------------------------------------------------------------------------------
      40,000   ACE Ltd., 7.80% Pfd., Series C...................................................          1,055,000**(1)
      40,000   Aegon NV, 6.375% Pfd.............................................................            980,400**(1)
      17,000   Berkley W.R. Capital Trust II, 6.75% 07/26/45....................................            403,920
      21,000   Everest Re Capital Trust II, 6.20% Pfd., Series B................................            463,260(1)
     140,000   MetLife Inc., 6.50% Pfd., Series B...............................................          3,510,500*
$  5,150,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B..................          5,706,329
     275,000   Principal Financial Group, 6.518% Pfd............................................          7,418,780*
$  4,000,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security....................          3,757,240
     127,000   Scottish Re Group Ltd., 7.25% Pfd................................................          3,168,650**(1)
       7,000   St. Paul Capital Trust I, 7.60% Pfd..............................................            179,025
       2,800   Zurich RegCaPS Funding Trust, 6.58% Pfd., 144A****...............................          2,921,856*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         29,564,960
                                                                                                   ----------------
               UTILITIES -- 35.7%
---------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
         300     4.52% Pfd......................................................................             25,135*
       5,734     4.72% Pfd......................................................................            501,668*
      77,154     5.20% Pfd......................................................................          1,798,846*
     275,000     5.30% Pfd......................................................................          6,518,875*
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993........................          1,040,150*

    The accompanying notes are an integral part of the financial statements.
                                       9

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Central Hudson Gas & Electric Corporation:
       5,000     4.35% Pfd., Series D, Pvt......................................................   $        428,800*
         900     4.96% Pfd., Series E, Pvt......................................................             82,453*
      16,679   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt.........          1,733,699*
               Connecticut Light & Power Company:
       2,124     4.50% Pfd., Pvt................................................................             82,592*
      34,300     5.28% Pfd., Series 1967........................................................          1,553,790*
       1,905     6.56% Pfd., Series 1968........................................................             98,469*
      15,778     $3.24 Pfd......................................................................            826,057*
       2,100   Consolidated Edison Company of New York, 4.65% Pfd., Series C....................            183,729*
       2,886   Dayton Power and Light Company, 3.90% Pfd., Series C.............................            192,799*
$  1,000,000   Dominion Resources Capital Trust III, 8.40% 01/15/31.............................          1,202,005
               Duke Energy Corporation:
       3,000     4.50% Pfd., Series C, Pvt......................................................            302,550*
         519     7.04% Pfd., Series Y...........................................................             53,338*
               Duquesne Light Company:
       7,675     4.10% Pfd......................................................................            272,232*
       9,190     4.15% Pfd......................................................................            329,967*
         910     4.20% Pfd......................................................................             33,065*
      40,575     6.50% Pfd......................................................................          2,096,510*
       5,490     $2.10 Pfd., Series A...........................................................            199,479*
       5,000   Energy East Capital Trust I, 8.25% Pfd...........................................            127,750
               Entergy Arkansas, Inc.:
       5,574     7.32% Pfd......................................................................            581,563*
      11,350     7.40% Pfd......................................................................          1,180,230*
       6,253     7.80% Pfd......................................................................            653,657*
       3,822     7.88% Pfd......................................................................            398,654*
      30,266     $1.96 Pfd......................................................................            757,407*
       4,555   Entergy Gulf States, Inc., 7.56% Pfd.............................................            442,336*
               Entergy Louisiana, Inc.:
         260     7.84% Pfd......................................................................             27,170*
     106,538     8.00% Pfd., Series 92..........................................................          2,685,823*
       5,000   Entergy Mississippi, Inc., 4.92% Pfd.............................................            403,250*
               Florida Power Company:
      17,769     4.58% Pfd......................................................................          1,562,872*
       5,157     4.60% Pfd......................................................................            453,352*
      18,535     4.75% Pfd......................................................................          1,682,607*

    The accompanying notes are an integral part of the financial statements.
                                       10

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
                          ------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      50,000   Georgia Power Capital Trust  V, 7.125% Pfd.......................................   $      1,283,500
       2,010   Great Plains Energy, Inc., 4.50% Pfd.............................................            163,353*
      20,000   Gulf Power Company, 6.00% Pfd., Series 1.........................................          2,009,200*
$  3,500,000   Houston Light & Power Capital Trust II, 8.257%, 02/01/37 Capital Security........          3,703,875
      32,650   Indianapolis Power & Light Company, 5.65% Pfd....................................          3,010,983*
     384,000   Interstate Power & Light Company, 8.375% Pfd., Series B..........................         12,781,440*
      14,250   Narragansett Electric Company, 4.64% Pfd.........................................            658,136*
               Northern Indiana Public Service Company:
       3,905     7.44% Pfd......................................................................            398,935*
       7,465     Adj. Rate Pfd., Series A.......................................................            381,648*
       6,170   Ohio Edison Company, 4.44% Pfd...................................................            494,433*
               Pacific Enterprises:
      27,430     $4.50 Pfd......................................................................          2,347,459*
      10,000     $4.75 Pfd., Series 53..........................................................            903,350*
               Pacific Gas & Electric Co.:
      41,500     5.00% Pfd., Series D...........................................................            868,388*
      45,500     5.00% Pfd., Series E...........................................................            968,240*
               PacifiCorp:
       1,095     5.40% Pfd......................................................................            110,973*
       1,225     $4.56 Pfd......................................................................            101,161*
      14,542     $4.72 Pfd......................................................................          1,242,977*
      12,333     $7.48 Sinking Fund Pfd.........................................................          1,280,104*
       9,666   Portland General Electric, 7.75% Sinking Fund Pfd................................          1,001,639*
       5,000   PPL Electric Utilities Corporation, 6.75% Pfd....................................            522,425*
      10,000   Public Service Company of New Mexico, 4.58% Pfd., Series 1965....................            789,850*
               San Diego Gas & Electric Company:
       1,200     4.40% Pfd......................................................................             19,626*
         700     4.50% Pfd......................................................................             11,711*
      77,000     $1.70 Pfd......................................................................          1,998,920*
      13,100   Savannah Electric & Power Company, 6.00% Pfd.....................................            332,675*
               South Carolina Electric & Gas Company:
      25,373     5.125% Purchase Fund Pfd., Pvt.................................................          1,304,680*
       6,703     6.00% Purchase Fund Pfd., Pvt..................................................            341,451*
      54,100   Southern California Edison, 4.08% Pfd............................................          1,015,457*
      75,000   Southern Union Company, 7.55% Pfd................................................          2,011,125*
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 Capital Security.........................            792,011

    The accompanying notes are an integral part of the financial statements.
                                       11

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Union Electric Company:
      14,150     4.56% Pfd......................................................................   $      1,212,018*
       4,000     $7.64 Pfd......................................................................            414,620*
      12,500   Virginia Electric & Power Company, $7.05 Pfd.....................................          1,279,938*
               Wisconsin Power & Light Company:
       1,220     4.50% Pfd......................................................................            104,463*
         546     4.80% Pfd......................................................................             49,399*
      13,000     6.20% Pfd......................................................................          1,333,345*
               Xcel Energy, Inc.:
      16,030     $4.08 Pfd., Series B...........................................................          1,238,237*
      26,200     $4.10 Pfd., Series C...........................................................          2,033,644*
      22,000     $4.11 Pfd., Series D...........................................................          1,711,820*
      17,750     $4.16 Pfd., Series E...........................................................          1,397,901*
      10,000     $4.56 Pfd., Series G...........................................................            863,300*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         85,001,289
                                                                                                   ----------------
               OIL AND GAS -- 5.0%
---------------------------------------------------------------------------------------------------------------------
      17,200   Anadarko Petroleum Corporation, 5.46% Pfd........................................          1,733,416*
       8,000   Devon Energy Corporation, 6.49% Pfd., Series A...................................            809,720*
       5,985   EOG Resources, Inc., 7.195% Pfd., Series B.......................................          6,350,055*
$  1,675,000   KN Capital Trust III, 7.63% 04/15/28 Capital Security............................          1,832,919
      10,000   Lasmo America Limited, 8.15% Pfd., 144A****......................................          1,099,350*(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         11,825,460
                                                                                                   ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 2.0%
---------------------------------------------------------------------------------------------------------------------
       1,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K........................             59,305
               PS Business Parks, Inc.:
      16,000     7.00% Pfd., REIT, Series H.....................................................            387,760
      20,000     7.20% Pfd., REIT, Series M.....................................................            486,800
               Public Storage, Inc.:
      13,300     6.18% Pfd., REIT, Series D.....................................................            297,188
      41,650     6.45% Pfd., REIT, Series F.....................................................            963,365
      22,500     6.75% Pfd., REIT, Series E.....................................................            547,875
       3,500     7.125% Pfd., REIT..............................................................             88,515
      40,000   Realty Income Corporation, 7.375%, Pfd., REIT, Series D..........................          1,015,400
      40,000   Regency Centers Corporation, 7.25% Pfd., REIT....................................          1,001,400
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,847,608
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.
                                       12

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
                          ------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               MISCELLANEOUS INDUSTRIES -- 1.7%
---------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B........................   $      1,173,476*
      33,250   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****..............................          2,977,371*
      26,000   Touch America Holdings, $6.875 Pfd...............................................                --*+
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,150,847
                                                                                                   ----------------
               TOTAL PREFERRED SECURITIES(Cost $213,914,081)....................................        227,898,413
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 0.9%
               UTILITIES -- 0.9%
---------------------------------------------------------------------------------------------------------------------
$  1,000,000   Duquesne Light Holdings, 6.25% 08/15/35..........................................            958,020
      45,000   Northern States Power Company, 8.00%.............................................          1,178,325
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,136,345
                                                                                                   ----------------
               TOTAL CORPORATE DEBT SECURITIES(Cost $2,103,499).................................          2,136,345
                                                                                                   ----------------
COMMON STOCK -- 0.8%
               BANKING -- 0.8%
---------------------------------------------------------------------------------------------------------------------
     110,000   New York Community Bancorp, Inc..................................................          1,831,500*
-------------------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost $1,917,807).............................................          1,831,500
                                                                                                   ----------------
OPTION CONTRACTS -- 0.8%
         244   January Put Options on March U.S. Treasury Bond Futures, Expiring 12/22/05.......            743,438+
       1,281   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/24/06.........          1,106,531+
-------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS(Cost $2,317,450)..........................................          1,849,969
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.
                                       13

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
MONEY MARKET FUND -- 1.3%
   3,211,287   BlackRock Provident Institutional, TempFund......................................   $      3,211,287
-------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND(Cost $3,211,287).........................................          3,211,287
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $223,464,124***)..........................................        99.4%        236,927,514
 OTHER ASSETS AND LIABILITIES (Net)................................................         0.6%          1,349,854
                                                                                      ---------    ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK..........................       100.0%++ $    238,277,368
                                                                                      ---------    ----------------
 MONEY MARKET CUMULATIVE PREFERRED STOCKTM (MMP(R)) REDEMPTION VALUE............................        (80,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK.....................................................   $    158,277,368
                                                                                                   ================

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**     Securities distributing Qualified Dividend Income only.
***    Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(1)    Foreign Issuer.
+      Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

          ABBREVIATIONS:
REIT   -- Real Estate Investment Trust
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities



    The accompanying notes are an integral part of the financial statements.
                                       14

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2005
                                             -----------------------------------

ASSETS:
   Investments, at value (Cost $223,464,124)....................................                       $  236,927,514
   Receivable for Investments sold..............................................                            1,247,648
   Dividends and interest receivable............................................                            2,045,913
   Prepaid expenses.............................................................                               86,422
                                                                                                       --------------
           Total Assets.........................................................                          240,307,497

LIABILITIES:
   Payable for Investments purchased............................................    $  1,243,613
   Dividends payable to Common Stock Shareholders...............................         127,054
   Investment advisory fee payable..............................................         108,471
   Administration, Transfer Agent and Custodian fees payable....................          32,861
   Professional fees payable....................................................          58,829
   Directors' fees payable......................................................             607
   Accrued expenses and other payables..........................................          42,404
   Accumulated undeclared distributions to Money Market Cumulative
       Preferred(TM) Stock Shareholders                                                  416,290
                                                                                    ------------
           Total Liabilities....................................................                            2,030,129
                                                                                                       --------------
MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (800 SHARES
   OUTSTANDING) REDEMPTION VALUE ...............................................                           80,000,000
                                                                                                       --------------
NET ASSETS AVAILABLE TO COMMON STOCK............................................                       $  158,277,368
                                                                                                       ==============

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income.............................                       $      (82,317)
   Accumulated net realized loss on investments sold............................                           (4,669,144)
   Unrealized appreciation of investments.......................................                           13,463,390
   Par value of Common Stock....................................................                              103,727
   Paid-in capital in excess of par value of Common Stock.......................                          149,461,712
                                                                                                       --------------
           Total Net Assets Available to Common Stock...........................                       $  158,277,368
                                                                                                       ==============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (10,372,742 shares outstanding)...............................                       $        15.26
                                                                                                       ==============


    The accompanying notes are an integral part of the financial statements.
                                       15

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2005
------------------------------------

INVESTMENT INCOME:
     Dividends++  ..............................................................                       $   11,696,626
     Interest...................................................................                            3,359,809
                                                                                                       --------------
          Total Investment Income...............................................                           15,056,435

EXPENSES:
     Investment advisory fee....................................................    $  1,342,067
     Administrator's fee........................................................         223,377
     Money Market Cumulative Preferred(TM) Stock broker commissions
         and auction agent fees ................................................         215,290
     Professional fees..........................................................         122,990
     Insurance expense..........................................................         154,077
     Transfer agent fees........................................................          84,638
     Directors' fees............................................................          67,975
     Custodian fees.............................................................          28,791
     Chief Compliance Officer fees..............................................          38,815
     Other .....................................................................         134,401
                                                                                    ------------
          Total Expenses........................................................                            2,412,421
                                                                                                       --------------
NET INVESTMENT INCOME...........................................................                           12,644,014
                                                                                                       --------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain on investments sold during the year......................                            5,618,814
     Change in unrealized appreciation/depreciation of investments
         during the year .......................................................                           (6,491,830)
                                                                                                       --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................                             (873,016)
                                                                                                       --------------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK SHAREHOLDERS:
     From net investment income (including changes in accumulated
         undeclared distributions) .............................................                           (2,230,179)
                                                                                                       --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS..............                     $    9,540,819
                                                                                                       ==============

----------------
 ++ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.
                                       16

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                ----------------------------------------------------------------


                                                                                    YEAR ENDED        YEAR ENDED
                                                                                 NOVEMBER 30, 2005  NOVEMBER 30, 2004
                                                                                 -----------------  -----------------
OPERATIONS:
     Net investment income......................................................  $    12,644,014      $    12,687,506
     Net realized gain/(loss) on investments sold during the year...............        5,618,814           (2,229,089)
     Change in net unrealized appreciation/depreciation of investments
        held during the year ...................................................       (6,491,830)          (1,053,489)
     Distributions to Money Market Cumulative Preferred(TM) Stock
        Shareholders from net investment income, including changes in
        accumulated undeclared distributions....................................       (2,230,179)          (1,159,026)
                                                                                  ---------------      ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................        9,540,819            8,245,902

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock Shareholders(1)..      (12,068,968)         (12,055,522)
                                                                                  ---------------      ---------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS...........................      (12,068,968)         (12,055,522)

FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment
        and Cash Purchase Plan .................................................        1,704,515            1,986,451
                                                                                  ---------------      ---------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
        RESULTING FROM FUND SHARE TRANSACTIONS .................................        1,704,515            1,986,451

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON                                    ---------------      ---------------
    STOCK FOR THE YEAR..........................................................  $      (823,634)     $    (1,823,169)
                                                                                  ===============      ===============
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year..........................................................  $   159,101,002     $    160,924,171
     Net decrease in net assets during the year.................................         (823,634)          (1,823,169)
                                                                                  ---------------     ----------------
     End of year (including distributions in excess of net investment income of ($82,317) and undistributed net investment income
        of $1,323,474, respectively)............................................  $   158,277,368     $    159,101,002
                                                                                  ===============     ================

----------
(1) Includes income earned, but not paid out, in prior fiscal year.


    The accompanying notes are an integral part of the financial statements.
                                       17

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
----------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.



                                                                                  YEAR ENDED NOVEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                     2005        2004         2003        2002         2001
                                                                  ---------    --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ............................   $   15.49    $  15.85     $  13.63    $  14.62     $  13.41
                                                                  ---------    --------     --------    --------     --------
INVESTMENT OPERATIONS:
Net investment income..........................................        1.22        1.24         1.28        1.29         1.23
Net realized and unrealized gain/(loss) on investments.........       (0.07)      (0.31)        2.27       (1.01)        1.19
DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
From net investment income ....................................       (0.21)      (0.11)       (0.10)      (0.12)       (0.23)
                                                                  ---------    --------     --------    --------     --------
Total from investment operations...............................        0.94        0.82         3.45        0.16         2.19
                                                                  ---------    --------     --------    --------     --------
Cost of Issuance of Additional MMP(R)* (Note 6)................          --          --           --       (0.05)          --
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income.....................................       (1.17)      (1.18)       (1.23)      (1.10)       (0.98)
                                                                  ---------    --------     --------    --------     --------
Total distributions to Common Shareholders.....................       (1.17)      (1.18)       (1.23)      (1.10)       (0.98)
                                                                  ---------    --------     --------    --------     --------
Net asset value, end of year...................................   $   15.26    $  15.49     $  15.85    $  13.63     $  14.62
                                                                  =========    ========     ========    ========     ========
Market value, end of year......................................   $   16.44    $  17.42     $  17.65    $  15.00     $  14.47
                                                                  =========    ========     ========    ========     ========
Total investment return based on net asset value**.............       5.78%       4.73%       25.87%       0.58%       17.01%
                                                                  =========    ========     ========    ========     ========
Total investment return based on market value **...............       1.33%       5.76%       27.35%      11.84%       28.02%
                                                                  =========    ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of year (in 000's)..................   $ 158,277    $159,101     $160,924    $136,756     $144,650
     Operating expenses........................................        1.48%       1.48%        1.51%       1.48%        1.42%
     Net Investment Income +...................................        6.38%       7.14%        7.84%       8.32%        7.21%
------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate...................................          54%         27%          28%         30%          39%
     Total net assets available to Common and Preferred Stock,
        end of year (in 000's) ................................   $ 238,277    $239,101     $240,992    $216,974     $202,412
     Ratio of operating expenses to total average net assets
        available to Common and Preferred Stock ...............        0.99%       0.99%        0.99%       0.99%        1.00%

   * Money Market Cumulative Preferred(TM) Stock.
  ** Assumes  reinvestment of  distributions at the price obtained by the Fund's
     Dividend Reinvestment and Cash Purchase Plan.
   + The net  investment  income ratios reflect income net of operating expenses and payments to MMP(R)* Shareholders.
  ++ Information  presented  under  heading  Supplemental Data includes MMP(R)*.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK
                                                       -------------------------


                                                                      TOTAL                                 DIVIDEND
                                                                    DIVIDENDS  NET ASSET      NYSE        REINVESTMENT
                                                                      PAID       VALUE    CLOSING PRICE     PRICE (1)
                                                                    ---------  ---------  -------------   ------------
December 31, 2004 - EXTRA .......................................   $0.0650    $15.89         $18.25       $17.34
December 31, 2004................................................    0.0950     15.89          18.25        17.34
January 31, 2005.................................................    0.0950     16.12          18.30        17.39
February 28, 2005................................................    0.0950     16.03          18.77        17.83
March 31, 2005...................................................    0.0950     15.93          15.74        15.93
April 30, 2005...................................................    0.0905     16.03          16.75        16.03
May 31, 2005.....................................................    0.0905     16.06          16.95        16.10
June 30, 2005....................................................    0.0905     15.98          17.00        16.15
July 31, 2005....................................................    0.0905     15.66          17.24        16.38
August 31, 2005..................................................    0.0905     15.93          17.74        16.85
September 30, 2005...............................................    0.0905     15.47          16.25        15.47
October 31, 2005.................................................    0.0905     15.25          15.31        15.25
November 30, 2005................................................    0.0905     15.26          16.44        15.62

-----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------
      The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                                                           INVOLUNTARY                AVERAGE
                                                       ASSET               LIQUIDATING                 MARKET
                            TOTAL SHARES              COVERAGE             PREFERENCE                   VALUE
         DATE              OUTSTANDING (1)          PER SHARE (2)         PER SHARE (3)           PER SHARE (1) & (3)
    --------------        ----------------          -------------         -------------           -------------------
      11/30/05                 800                    $298,367               $100,000                  $100,000
      11/30/04                 800                     299,078                100,000                   100,000
      11/30/03                 800                     301,240                100,000                   100,000
      11/30/02                 800                     271,218                100,000                   100,000
      11/30/01                 575                     352,021                100,000                   100,000
      11/30/00                 575                     330,404                100,000                   100,000
      11/30/99                 575                     347,588                100,000                   100,000

----------------
(1) See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the MMP(R)) from the Fund's total assets and dividing that amount by the number of MMP(R) shares outstanding.
(3) Excludes accumulated undeclared dividends.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------



1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock ("MMP(R)").

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on certain fixed income securities.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(R) shareholders, during 2005 and 2004 was as follows:


          DISTRIBUTIONS PAID IN FISCAL YEAR 2005                   DISTRIBUTIONS PAID IN FISCAL YEAR 2004
          --------------------------------------                   --------------------------------------

           ORDINARY INCOME     LONG-TERM CAPITAL GAINS            ORDINARY INCOME     LONG-TERM CAPITAL GAINS
           ---------------     -----------------------            ---------------     -----------------------
Common       $12,068,968               $0                           $12,055,522                $0
Preferred     $2,230,179               $0                           $1,159,026                 $0

     As of November 30, 2005, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:


                                    UNDISTRIBUTED               UNDISTRIBUTED               NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD        ORDINARY INCOME             LONG-TERM GAIN         APPRECIATION/(DEPRECIATION)
---------------------------        ---------------             --------------         --------------------------
     ($4,384,186)                      $591,745                       $0                      $13,178,432

     At November 30, 2005, the composition of the Fund's $4,384,186 accumulated realized capital losses was $105,461, $513,821, $755,160 and $3,009,744 in 2000,
2001, 2002 and 2004, respectively. These losses may be carried forward and offset against any future capital gains through 2008, 2009, 2010 and 2012, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2005, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2005. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:
                             UNDISTRIBUTED         ACCUMULATED NET REALIZED
     PAID-IN CAPITAL     NET INVESTMENT INCOME       GAIN ON INVESTMENTS
     ---------------     ---------------------       -------------------
        ($35,314)             $249,342                    ($214,028)

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $17,000 of Federal excise taxes attributable to calendar year 2005. During the fiscal year which ended on November 30, 2005, the Fund paid $37,828 of Federal excise taxes attributable to calendar year 2004.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services through November 30, 2005, the Fund paid PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to Common Stock and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $1 billion, plus certain out of pocket expenses. Effective December 1, 2005, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, and accumulated dividends, if any, on Preferred Stock. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

     PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     On October 21, 2005, the Board of Directors accepted the resignation of Peter C. Stimes as Chief Compliance Officer ("CCO") and Vice President of the Fund and elected Chad C. Conwell as the new CCO. The Fund currently pays the Adviser a fee of $37,500 per annum for CCO services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended  November 30, 2005,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$129,691,930 and $135,934,519, respectively.

     At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $223,749,082, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $18,378,285 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $5,199,853.

5.   COMMON STOCK

     At November 30, 2005, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock Transactions were as follows:


                                                                                   YEAR ENDED                 YEAR ENDED
                                                                                    11/30/05                   11/30/04
                                                                            -------------------------  ------------------------
                                                                             SHARES          AMOUNT     SHARES         AMOUNT
                                                                            -------        ----------  -------      -----------
Shares issued under the Dividend Reinvestment and
        Cash Purchase Plan ................................................ 103,438        $1,704,515  116,588      $ 1,986,451
                                                                            -------        ----------  -------      -----------

6.   MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R))

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The MMP(R) is senior to the Common Stock and results in the financial leveraging

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of MMP(R) are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the MMP(R). If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, MMP(R) at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the MMP(R), the Fund is required to make additional distributions to MMP(R) Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the MMP(R) is generally held every 49 days. Existing MMP(R) Shareholders may submit an order to hold, bid or sell sucH shares at par value on each auction date. MMP(R) Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At November 30, 2005, 800 shares of MMP(R) were outstanding at the annualized rate of 3.21%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable ("hybrid") preferred securities. Under normal markets conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by companies in the utility industry and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investments alternatives.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in either case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. There were no securities lent as of November 30, 2005 or during the year then ended.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
   Flaherty & Crumrine Preferred Income Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Flaherty & Crumrine Preferred Income Fund Incorporated, as of November 30, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine Preferred Income Fund Incorporated, as of November 30, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.





/S/ KPMG LLP
KPMG LLP

Boston, Massachusetts

January 20, 2006

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
                                       -----------------------------------------

     Distributions to Common Stock and MMP(R) are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions):


     FISCAL YEAR 2005
     ----------------
                                                INDIVIDUAL                        CORPORATION
                                                ----------                        -----------
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME                 DRD         INCOME
                                           ---          ------                 ---         ------
     MMP(R)                               83.88%        16.12%              81.93%          18.07%
     Common Stock                         83.88%        16.12%              81.93%          18.07%



     CALENDAR YEAR 2005
     ------------------
                                                INDIVIDUAL                        CORPORATION
                                                ----------                        -----------
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME                 DRD         INCOME
                                           ---          ------                 ---         ------
     MMP(R)                               82.31%        17.69%              80.18%          19.82%
     Common Stock                         83.67%        16.33%              81.70%          18.30%


     For individual investors, a portion of the distributions consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate.

     For corporate investors, a portion of the distributions consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD").

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2005, no brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (C0NTINUED)
                                  ----------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PFPC Inc. under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 17, 2005. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.PREFERREDINCOME.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2005. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

Effective as of November 30, 2005, Peter C. Stimes ceased being involved in managing the day-to-day operations of the Fund. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 33.

CERTIFICATIONS

     Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 18, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                  Director        Class I Director    President & CEO of         4               Metromedia International
Delta Dividend Group, Inc.                 since January 1997   Delta Dividend                             Group, Inc.
220 Montgomery Street                                           Group, Inc. (investments).                 (telecommunications).
Suite 426                                                                                                  Flaherty & Crumrine
San Francisco, CA 94104                                                                                    Preferred Income
Age: 56                                                                                                    Opportunity Fund,
                                                                                                           Flaherty & Crumrine/
                                                                                                           Claymore Preferred
                                                                                                           Securities Income Fund
                                                                                                           and Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund.

MORGAN GUST                 Director        Class III Director  President of Giant         4               Flaherty & Crumrine
Giant Industries, Inc.                     since January 1991   Industries, Inc. (petroleum                Preferred Income
23733 N. Scottsdale Road                                        refining and marketing) since              Opportunity Fund,
Scottsdale, AZ 85255                                            March 2002, and for more                   Flaherty & Crumrine/
Age: 58                                                         than five years prior thereto,             Claymore Preferred
                                                                Executive Vice President,                  Securities Income
                                                                and various other Vice                     Fund and Flaherty &
                                                                President positions at                     Crumrine/Claymore
                                                                Giant Industries, Inc.                     Total Return Fund.

-----------------------------------
*  The Fund's  Board of  Directors  is divided  into three  classes,  each class having a term of three years.  Each  year  the  term of  office of  one class expires and the  successor  or  successors  elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
NON-INTERESTED DIRECTORS:

KAREN H. HOGAN+             Director        Class I Director    Retired; Community         4               Flaherty & Crumrine
301 E. Colorado Boulevard                  since April 2005     Volunteer; from September                  Preferred Income
Suite 720                                                       1985 to January 1997,                      Opportunity Fund,
Pasadena, CA 91101                                              Senior Vice President of                   Flaherty & Crumrine/
Age: 44                                                         Preferred Stock Origination                Claymore Preferred
                                                                at Lehman Brothers and                     Securities Income
                                                                previously, Vice President of              Fund and Flaherty &
                                                                New Product Development.                   Crumrine/Claymore
                                                                                                           Total Return Fund.

ROBERT F. WULF              Director        Class II Director   Financial Consultant;      4               Flaherty & Crumrine
3560 Deerfield Drive South                 since January 1991   Trustee, University of                     Preferred Income
Salem, OR 97302                                                 Oregon Foundation;                         Opportunity Fund,
Age: 68                                                         Trustee, San Francisco                     Flaherty & Crumrine/
                                                                Theological Seminary.                      Claymore Preferred
                                                                                                           Securities Income
                                                                                                           Fund and Flaherty &
                                                                                                           Crumrine/Claymore
                                                                                                           Total Return Fund.
-------------------------------
*  The Fund's  Board of  Directors  is divided  into three  classes,  each class having  a  term  of  three  years.  Each year the term of office of one class expires and the  successor  or  successors  elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

+ As a  Director,  represents  holders  of shares  of the  Fund's  Money  Market
  Cumulative Preferred(TM) Stock.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
INTERESTED
DIRECTOR:

DONALD F. CRUMRINE+, ++     Director,       Class II Director   Chairman of the Board      4               Flaherty & Crumrine
301 E. Colorado Boulevard   Chairman       since January 1991   and Director of Flaherty &                 Preferred Income
Suite 720                 of the Board                          Crumrine Incorporated.                     Opportunity Fund,
Pasadena, CA 91101          and Chief                                                                      Flaherty & Crumrine/
Age: 58                   Executive Officer                                                                Claymore Preferred
                                                                                                           Securities Income
                                                                                                           Fund and Flaherty &
                                                                                                           Crumrine/Claymore
                                                                                                           Total Return Fund.
----------------------
*  The Fund's  Board of  Directors  is divided  into three  classes,  each class having a term  of  three  years.  Each year  the  term of office of one class expires and the  successor  or  successors  elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2008 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders;
                                 directors may continue in office until their successors are duly elected and qualified.
                                 CLASS III DIRECTOR - three year term expires at the Fund's 2007 Annual Meeting of Shareholders;
                                 director may continue in office until his successor is duly elected and qualified.

+  As a Director,  represents  holders  of shares  of the  Fund's  Money  Market
   Cumulative Preferred(TM) Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

                                                                                   PRINCIPAL
                                                  TERM OF OFFICE                  OCCUPATION(S)
NAME, ADDRESS,                  POSITION(S)        AND LENGTH OF                  DURING PAST
AND AGE                       HELD WITH FUND        TIME SERVED*                    FIVE YEARS
-------                       --------------        ------------                    ----------
OFFICERS:
---------
ROBERT M. ETTINGER               President               Since               President and Director of
301 E. Colorado Boulevard                             October 2002           Flaherty & Crumrine
Suite 720                                                                    Incorporated.
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK              Chief Financial            Since               Vice President of Flaherty &
301 E. Colorado Boulevard     Officer, Vice           October 2002           Crumrine Incorporated since
Suite 720                     President and                                  August 2001, and portfolio
Pasadena, CA 91101               Treasurer                                   manager of Flaherty & Crumrine
Age: 30                                                                      Incorporated.

CHAD C. CONWELL               Chief Compliance           Since               Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice            July 2005            Flaherty & Crumrine Incorporated
Suite 720                      President and                                 since September 2005; since
Pasadena, CA 91101               Secretary                                   July 2005, Vice President of
Age: 33                                                                      Flaherty & Crumrine Incorporated;
                                                                             from September 1998 through
                                                                             June 2005, Attorney with Paul,
                                                                             Hastings, Janofsky & Walker LLP.

BRADFORD S. STONE             Vice President              Since              Vice President of Flaherty &
392 Springfield Avenue         and Assistant            July 2003            Crumrine Incorporated since May
Mezzanine Suite                  Treasurer                                   2003; from June 2001 to April 2003,
Summit, NJ 07901                                                             Director of U.S. Market Strategy at
Age: 46                                                                      Barclays Capital; from February
                                                                             1987 to June 2001 Vice President
                                                                             of Goldman, Sachs & Company
                                                                             as Director of U.S. Interest
                                                                             Rate Strategy and, previously,
                                                                             Vice President of Interest
                                                                             Rate Product Sales.

CHRISTOPHER D. RYAN           Vice President             Since               Vice President of Flaherty &
301 E. Colorado Boulevard                              April 2005            Crumrine Incorporated since
Suite 720                                                                    February 2004; October 2002 to
Pasadena, CA 91101                                                           February 2004, Product Analyst
Age: 38                                                                      of Flaherty & Crumrine Incorporated.
                                                                             From 1999 to 2002 graduate student.
LAURIE C. LODOLO                 Assistant               Since
301 E. Colorado Boulevard       Compliance              July 2004            Assistant Compliance Officer of
Suite 720                   Officer, Assistant                               Flaherty & Crumrine Incorporated
Pasadena, CA 91101            Treasurer and                                  since August 2004; since February
Age: 42                     Assistant Secretary                              2004, Secretary of Flaherty & Crumrine
                                                                             Incorporated; Account Administrator of
                                                                             Flaherty & Crumrine Incorporated.


--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

AMENDMENTS TO CHARTER AND BYLAWS

     In addition to the changes to the Fund's Charter that were approved by Shareholders at the April 21, 2005 Annual Meeting of Shareholders, the Board of Directors approved Articles Supplementary to the Fund's Charter and Amended and Restated Bylaws ("Bylaws") at its April 21, 2005 meeting. Among the changes reflected in the Fund's Bylaws are a bylaw amendment and related Articles Supplementary reflecting the Board's determination to opt in to certain provisions of the Maryland Unsolicited Takeover Act. Such action provides that
(1) the number of directors can be fixed only by the Board and (2) a director elected by the Board to fill a Board vacancy holds office until the end of the term of the class to which the director has been elected (rather than until the next annual meeting).

     At its April 21, 2005 Board meeting, the Board also approved an amendment to the Bylaws to reserve exclusively to the directors the power to amend the By-laws, which previously could be amended by either the directors or the holders of a majority of the outstanding shares of the Fund. This change enhances the Board's ability to control Fund operations, including the manner in which shareholder meetings are conducted and the procedure for setting the agenda for those meetings, as well as the Board nomination process and the vote required to remove a director. At the same meeting, the Board also approved an amendment to the Bylaws to clarify certain aspects of the calling of a Special Meeting of Shareholders. Specifically, such Bylaw amendment clarifies that if a shareholder or group of shareholders has requested and paid for a Special Meeting of Shareholders, another Shareholder cannot add an additional proposal to the proxy statement for that meeting.

     The Board determined that the changes to the Bylaws and related Articles Supplementary provide the Fund with certain additional protections in the case of a hostile takeover bid to gain control of the Fund and change the objective to the detriment of long-term shareholders. However, the Board is aware of no such hostile takeover bid at the present time.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
     Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President and Treasurer
   Chad C. Conwell
     Chief Compliance Officer,
     Vice President and Secretary
   Bradford S. Stone
     Vice President and
     Assistant Treasurer
   Christopher D. Ryan, CFA
     Vice President
   Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
     CRUMRINE PREFERRED INCOME FUND?

  o  If your shares are held in a Brokerage Account, contact your Broker.

  o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
              PFPC Inc.
              P.O. Box 43027
              Providence, RI  02940-3027
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


[GRAPHIC OMITTED]
LIGHTHOUSE GRAPHIC


                              FLAHERTY & CRUMRINE
                             PREFERRED INCOME FUND


                                     ANNUAL
                                     REPORT


                                NOVEMBER 30, 2005


                        web site: www.preferredincome.com




ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,426.39 for 2005 and $34,500 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,400 for 2005 and $6,000 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $12,100 for 2005 and $11,200 for 2004. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"      Flaherty & Crumrine Preferred Income Fund
                                    Flaherty & Crumrine Preferred Income
                                    Opportunity Fund
                                    Flaherty & Crumrine/Claymore Preferred
                                    Securities Income Fund
                                    Flaherty & Crumrine/Claymore Total Return
                                    Fund

As sub-adviser
to the "Canadian Funds"             Flaherty & Crumrine Investment Grade Fixed
                                    Income Fund
                                    Flaherty & Crumrine Investment Grade
                                    Preferred Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
                         (principal financial officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.